Supplement to the
Fidelity® Enhanced Large Cap Core ETF
December 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Kaufmann will retire effective on or about March 31, 2024.
LGE-SUSTK-0224-100 1.9911880.100	February 2, 2024